FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of June 29, 2015 (this “Agreement”), is entered into among Ruby Tuesday, Inc., a Georgia corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Revolving Credit Agreement dated as of December 3, 2013 (as amended by that certain First Amendment to Revolving Credit Agreement and Waiver dated as of January 10, 2014, that certain Second Amendment to Revolving Credit Agreement and Waiver dated as of February 7, 2014, that certain Third Amendment to Revolving Credit Agreement dated as of August 5, 2014 and as further amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement as set forth herein and the Required Lenders have agreed to amend the Credit Agreement as set forth herein on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Incorporation of Recitals.  The recitals to this Agreement are incorporated fully and made a part of this Agreement.

2.   Reaffirmation.  Each of the Loan Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Credit Agreement and the other Loan Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans and reimbursement of any drawings on a Letter of Credit.  Without limiting the generality of the preceding sentence, each of the Guarantors restates and reaffirms that it guarantees the prompt payment when due of all Obligations, in accordance with, and pursuant to the terms of the Credit Agreement.  Furthermore, the Loan Parties acknowledge and confirm (i) that the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Loan Documents and (ii) by entering into this Agreement, the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable law or any of the obligations of the Loan Parties thereunder.

3.           Amendments.  The Credit Agreement is hereby amended as follows:

  (a)   The definition of “Adjusted LIBO Rate” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

             “Adjusted LIBO Rate” means,

(a)           with respect to each Interest Period for a Eurodollar Loan, the rate per annum (rounded to the nearest multiple of 1/16 of 1%) obtained by dividing (i) LIBOR for such Interest Period by (ii) a percentage equal to 1.00 minus the Eurodollar Reserve Percentage; and

(b)           for any day with respect to a Base Rate Loan bearing interest at a rate based on LIBOR, a rate per annum (rounded to the nearest multiple of 1/16 of 1%) obtained by dividing (i) LIBOR for such Interest Period by (ii) a percentage equal to 1.00 minus the Eurodollar Reserve Percentage;

provided, that if the Adjusted LIBO Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

(b)       The first sentence in the definition of “Base Rate” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

   “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Adjusted LIBO Rate plus 1.00%; provided, that if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

(c)        Clause (a)(ii) in the definition of “Consolidated Fixed Charges” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

(ii) prepayment penalties in connection with the prepayment of Indebtedness of the Loan Parties secured by real property as permitted under Section 8.13(a) made during such period not to exceed $5,000,000 in the aggregate during the term of this Agreement and

(d)       The definition of “Responsible Officer” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

   “Responsible Officer” means any of the president, the chief executive officer, the chief operating officer, the chief financial officer, the treasurer, a vice president or the chief legal officer of a Loan Party or such other representative of such Loan Party as may be designated in writing by any one of the foregoing with the consent of the Administrative Agent; with respect to the financial covenants only, the chief financial officer or the treasurer of the Borrower; and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.  To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance reasonably satisfactory to the Administrative Agent.

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(e)   The first sentence of Section 2.3 of the Credit Agreement is hereby amended to read as follows:

The Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing in the form of a Notice of Revolving Borrowing) of each Revolving Borrowing substantially in the form of Exhibit 2.3 attached hereto or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower (a “Notice of Revolving Borrowing”) (x) prior to noon on the Business Day of the requested date of each Base Rate Borrowing and (y) prior to 2:00 p.m. three (3) Business Days prior to the requested date of each Eurodollar Borrowing.

(f)   Section 6.1(d) of the Credit Agreement is hereby amended to read as follows:

(d)           [reserved];

(g)           A new Section 6.17 is hereby added to the Credit Agreement to read as follows:

Section 6.17                      Anti-Corruption Laws.

The Borrower will, and will cause each of its Subsidiaries to, conduct its business in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions, and maintain policies and procedures to promote and achieve compliance with such laws.

(h)           A new Section 8.15 is hereby added to the Credit Agreement to read as follows:

Section 8.15                      Sanctions.

The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, use any Loan or Letter of Credit or the proceeds thereof, or lend, contribute or otherwise make available such Loan or Letter of Credit or the proceeds thereof to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger, Administrative Agent, Issuing Bank, or otherwise) of Sanctions.

(i)           A new Section 8.16 is hereby added to the Credit Agreement to read as follows:

Section 8.16                      Anti-Corruption Laws.

The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, use any Loan or Letter of Credit or the proceeds thereof for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions.

(j)           Section 11.4(f) of the Credit Agreement is hereby amended to read as follows:

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(a)           Electronic Execution.  The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, that without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

(k)           Section 11.8 of the Credit Agreement is hereby amended to read as follows:

11.8           Counterparts; Integration.

This Agreement and each of the other Loan Documents may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement, the Fee Letter, the other Loan Documents, and any separate letter agreement(s) with respect to fees payable to the Administrative Agent or any Issuing Bank, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page of this Agreement or any other Loan Document, or any certificate delivered thereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document or certificate.  Without limiting the foregoing, to the extent a manually executed counterpart is not specifically required to be delivered under the terms of any Loan Document, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

4.           Conditions Precedent.  This Agreement shall be effective upon the receipt by the Administrative Agent of counterparts of this Agreement, duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

5.           FATCA Grandfathering.  The Borrower hereby certifies to the Administrative Agent and the Lenders that the obligations of the Borrower set forth in the Credit Agreement, as modified by this Agreement, qualify as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).  From and after the effective date of this Agreement, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related interest, penalties and expenses, including, without limitation, Taxes and the fees, charges and

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disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the Credit Agreement as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).  The Borrower’s obligations hereunder shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all of the Obligations.

6.           Miscellaneous.

(a)           The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)           Each Loan Party hereby represents and warrants as follows:

(i)           Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)           This Agreement has been duly executed and delivered by each Loan Party and constitutes the legal, valid and binding obligations of each Loan Party, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(c)           Each Loan Party represents and warrants to the Lenders that (i) the representations and warranties set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (before and after giving effect to this Agreement) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)           This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)           THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                                                                           RUBY TUESDAY, INC.

By       /s/ Rhonda Parish
Name:       Rhonda Parish
Title:         Chief Legal Officer and Secretary

GUARANTORS:                                                                RTBD, INC.

By      /s/ Rhonda Parish
Name       Rhonda Parish
Title:        Vice President and Secretary

RT FINANCE, INC.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RUBY TUESDAY GC CARDS, INC.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT TAMPA FRANCHISE, L.P.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT ORLANDO FRANCHISE, L.P.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT SOUTH FLORIDA FRANCHISE, L.P.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT NEW YORK FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

RT SOUTHWEST FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT MICHIANA FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT FRANCHISE ACQUISITION, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT KENTUCKY RESTAURANT HOLDINGS, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT FLORIDA EQUITY, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RTGC, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT DETROIT FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT MICHIGAN FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

RT WEST PALM BEACH FRANCHISE, L.P.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT NEW ENGLAND FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT LONG ISLAND FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RUBY TUESDAY, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT LAS VEGAS FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT MINNEAPOLIS FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT INDIANAPOLIS FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT DENVER FRANCHISE, L.P.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

RT OMAHA FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT KCMO FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT PORTLAND FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT ST. LOUIS FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT WESTERN MISSOURI FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT AIRPORT, INC.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT LOUISVILLE FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT MCGHEE-TYSON, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

RT ONE PERCENT HOLDINGS, INC.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT ONE PERCENT HOLDINGS, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT MINNEAPOLIS HOLDINGS, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT OMAHA HOLDINGS, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT DENVER, INC.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT LOUISVILLE, INC.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT ORLANDO, INC.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT SOUTH FLORIDA, INC.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

RT TAMPA, INC.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT WEST PALM BEACH, INC.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT NEW HAMPSHIRE RESTAURANT HOLDINGS, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT RESTAURANT SERVICES, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RTTA, LP

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT DISTRIBUTING, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT O’TOOLE, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT SMITH, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

RT MILLINGTON, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

4721 RT OF PENNSYLVANIA, INC.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RTTT, LLC

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RTT TEXAS, INC.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT JONESBORO CLUB

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RUBY TUESDAY OF RUSSELLVILLE, INC.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RUBY TUESDAY OF CONWAY, INC.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

RT KCMO KANSAS, INC.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

RUBY TUESDAY OF BRYANT, INC.

By      /s/ Rhonda Parish
Name:      Rhonda Parish
Title:        Vice President and Secretary

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

ADMINISTRATIVE AGENT:                                                                BANK OF AMERICA, N.A.,
as Administrative Agent

By       /s/ Cindy Jordan
Name: Cindy Jordan
Title:Assistant Vice President

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

LENDERS:                                                                BANK OF AMERICA, N.A.,
as a Lender and an Issuing Bank

By       /s/ Anthony Luppino
Name: Anthony Luppino
Title: Vice President

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By       /s/ Darcy McLaren
Name: Darcy McLaren
Title: Director

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

REGIONS BANK,
as a Lender

By       /s/ Jay R. Goldstein
Name: Jay R. Goldstein
Title: Senior Vice President

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.